                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : February 16, 2001

                           SIMON PROPERTY GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                      001-14469                 046268599
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                           115 WEST WASHINGTON STREET
                              INDIANAPOLIS, INDIANA                46204
--------------------------------------------------------------------------------
                     (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code: 317.636.1600
                                                            ------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                               Page 1 of 45 Pages

ITEM 5. OTHER EVENTS

     On February 8, 2001, the Registrant issued a press release containing information on earnings for the quarter and twelve months ended December 31, 2000 and other matters. A copy of the press release is included as an exhibit to this filing.

     On February 8, 2001, the Registrant held a conference call to discuss earnings for the quarter and twelve months ended December 31, 2000 and other matters. A transcript of this conference call is included as an exhibit to this filing.

     On February 16, 2001, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of December 31, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements:

          NONE

     Exhibits:

                                                                Page Number in
Exhibit No.         Description                                  This Filing
-----------         -----------                                  -----------
     99.1           Supplemental Information                      5
                    as of December 31, 2000

     99.2           Earnings Release for the                     31
                    quarter and twelve months
                    ended December 31, 2000

     99.3           Teleconference text for the                  40
                    quarter and twelve months
                    ended December 31, 2000


                               Page 2 of 45 Pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: February 16, 2001

                                   SIMON PROPERTY GROUP, INC.


                                   By: /s/ Stephen E. Sterrett
                                       ------------------------
                                        Stephen E. Sterrett,
                                        Chief Financial Officer


                               Page 3 of 45 Pages

                              SIMON PROPERTY GROUP
                                TABLE OF CONTENTS
                             AS OF DECEMBER 31, 2000

DESCRIPTION                                                                PAGE
-----------                                                                ----
Exhibit 99.1   Supplemental Information

               Overview                                                        5

               Ownership Structure                                           6-8

               Reconciliation of Income to Funds from Operations ("FFO")       9

               Selected Financial Information                              10-12

               Portfolio GLA, Occupancy & Rent Data                           13

               Rent Information                                               14

               Lease Expirations                                           15-16

               Debt Amortization and Maturities by Year                       17

               Summary of Indebtedness                                        18

               Summary of Indebtedness by Maturity                         19-25

               Summary of Variable Rate Debt and Interest Rate
               Protection Agreements                                       26-27

               New Development Activities                                     28

               Significant Renovation/Expansion Activities                    29

               Capital Expenditures                                           30

Exhibit 99.2   Press Release                                               31-39

Exhibit 99.3   Teleconference Text - February 8, 2001                      40-45


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